Lease Commitment and Total Rental Expense (Tables)	12 Months Ended
Dec. 31, 2012
Future Minimum Rental Payments Due under Leases

The Company has operating leases under non-cancellable operating lease agreements for banking facilities and equipment. Future minimum rental payments due under the leases are as follows:

Years Ending December 31,	Amounts
2013	$229,580
2014	119,423
2015	57,164
2016	57,164
2017	57,164

$520,495